UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2015

INTERCONTINENTAL EXCHANGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36198	46-2286804
(Commission File Number)	(IRS Employer Identification No.)

5660 New Northside Drive, Third Floor
Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 857-4700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 8, 2015, Intercontinental Exchange, Inc. (the “Company”) issued a press release announcing the expected closing date for its acquisition of Interactive Data Holdings Corporation (“Interactive Data”), which the Company expects will close on or around December 14, 2015. As previously disclosed, the Company intends to enter into a registration rights agreement upon consummation of the closing that will obligate the Company, on the terms and subject to the conditions set forth therein, to register the common stock to be issued to such Interactive Data stockholders under the Securities Act of 1933, as amended, on or immediately following the closing.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 8, 2015 of Intercontinental Exchange, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: December 11, 2015	By:	/s/ Andrew J. Surdykowski
	Name:	Andrew J. Surdykowski
	Title:	Senior Vice President, Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 8, 2015 of Intercontinental Exchange, Inc.